EXHIBIT 99.1

           ADVANCED MEDIA TRAINING, INC., (NOW KNOWN AS DEMATCO, INC.)
                  PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                NOVEMBER 30, 2006

                                            ADVANCED
                                             MEDIA
                                            TRAINING,      DEMATCO,
                                              INC.         Limited      ADJUSTMENTS        PRO FORMA
                                          -----------    -----------    -----------       -----------
ASSETS:

Cash ..................................   $    25,507    $    20,640                      $    46,147
Accounts receivable, net of allowance
  for doubtful accounts of $16,590 ....        40,900           --                             40,900
Property and equipment, net accumulated
  depreciation of $11,709 .............          --             --                               --
Prepaid expenses and other assets .....         3,202           --                              3,202
Investment in Dematco, Inc. ...........        66,464           --      $    92,920 (1)
                                                                           (159,384)(2)          --
Costs in excess of net assets acquired           --             --          191,344 (2)       191,344

                                          -----------    -----------                      -----------
TOTAL ASSETS ..........................   $   136,073    $    20,640                      $   281,593
                                          ===========    ===========                      ===========

LIABILITIES AND SHAREHOLDERS' DEFICIT

LIABILITIES:

Line of credit ........................   $    19,094    $      --                        $    19,094
Accounts payable and accrued expenses .        73,911           --                             73,911
Deferred revenue ......................         1,546           --                              1,546
Note payable to shareholder ...........        69,394         52,600                          121,994
Accrued interest due to shareholder ...        67,410           --                             67,410
Convertible note payable, net of debt
  discount ............................       133,579           --                            133,579

                                          -----------    -----------                      -----------
Total liabilities .....................       364,934         52,600                          417,534
                                          -----------    -----------                      -----------

SHAREHOLDERS' DEFICIT

Common stock, par value - $.001;
  200,000,000 shares authorized;
  23,833,524 shares issued and
  outstanding .........................        23,834           --      $    92,920 (1)       116,754
Common stock, par value - $.01745;
  1,000,000,000 shares authorized;
  101,000,000 shares issued and
  outstanding .........................          --        1,762,450     (1,762,450)(2)          --
Additional paid-in capital ............       977,835     (1,762,450)     1,762,450 (2)       977,835
Accumulated deficit ...................    (1,230,530)       (29,218)        29,218 (2)    (1,230,530)
Foreign currency translation ..........          --           (2,742)         2,742 (2)          --

                                          -----------    -----------                      -----------
Total shareholders' deficit ...........      (228,861)       (31,960)                        (135,941)
                                          -----------    -----------                      -----------

TOTAL LIABILITIES AND SHAREHOLDERS'
  DEFICIT .............................   $   136,073    $    20,640                      $   281,593
                                          ===========    ===========                      ===========


       See notes to pro forma condensed financial statements (unaudited).

           ADVANCED MEDIA TRAINING, INC., (NOW KNOWN AS DEMATCO, INC.)
             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                         FOR THE YEAR ENDED MAY 31, 2006

                                        ADVANCED
                                          MEDIA
                                        TRAINING,         DEMATCO,
                                           INC.           Limited        ADJUSTMENTS         PRO FORMA
                                      -------------    -------------    -------------      -------------

REVENUES ..........................   $     365,163    $        --                         $     365,163

COST OF REVENUES ..................          91,087             --                                91,087

                                      -------------    -------------                       -------------
GROSS PROFIT ......................         274,076             --                               274,076
                                      -------------    -------------                       -------------

EXPENSES:
Selling and marketing .............         170,598             --                               170,598
General and administrative ........         261,576            2,406                             263,982
Research and development ..........              50             --                                    50
Interest expense ..................          47,198             --                                47,198

                                      -------------    -------------                       -------------
Total expenses ....................         479,422            2,406                             481,828
                                      -------------    -------------                       -------------

LOSS BEFORE INCOME TAX ............        (205,346)          (2,406)                           (207,752)

INCOME TAXES ......................             800             --                                   800

                                      -------------    -------------                       -------------
NET LOSS ..........................        (206,146)          (2,406)                           (208,552)
                                      -------------    -------------                       -------------

OTHER COMPREHENSIVE INCOME
Foreign currency translation ......            --                 13                                  13

                                      -------------    -------------                       -------------
NET COMPREHENSIVE LOSS ............        (206,146)          (2,393)                           (208,539)
                                      =============    =============                       =============

BASIC AND DILUTED LOSS PER SHARE ..           (0.01)                                               (0.00)
                                      =============                                        =============

WEIGHTED AVERAGE SHARES OUTSTANDING      17,822,351                        92,920,000(1)     110,742,351
                                      =============                     =============      =============


       See notes to pro forma condensed financial statements (unaudited).

           ADVANCED MEDIA TRAINING, INC. (NOW KNOWN AS DEMATCO, INC.)
             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 2006


                                        ADVANCED
                                          MEDIA
                                        TRAINING,         DEMATCO,
                                           INC.           Limited        ADJUSTMENTS         PRO FORMA
                                      -------------    -------------    -------------      -------------

REVENUES ..........................   $     205,431    $        --                         $     205,431

COST OF REVENUES ..................          41,102             --                                41,102

                                      -------------    -------------                       -------------
GROSS PROFIT ......................         164,329             --                               164,329
                                      -------------    -------------                       -------------

EXPENSES:
Selling and marketing .............          84,301             --                                84,301
General and administrative ........         129,384           27,806                             157,190
Interest expense ..................          36,911             --                                36,911

                                      -------------    -------------                       -------------
Total expenses ....................         250,596           27,806                             278,402
                                      -------------    -------------                       -------------

LOSS BEFORE INCOME TAX ............         (86,267)         (27,806)                           (114,073)

INCOME TAXES ......................             800             --                                   800

                                      -------------    -------------                       -------------
NET LOSS ..........................         (87,067)         (27,806)                           (114,873)
                                      -------------    -------------                       -------------

OTHER COMPREHENSIVE INCOME
Foreign currency translation ......            --             (1,761)                             (1,761)

                                      -------------    -------------                       -------------
NET COMPREHENSIVE LOSS ............         (87,067)         (29,567)                           (116,634)
                                      =============    =============                       =============

BASIC AND DILUTED LOSS PER SHARE ..           (0.00)                                               (0.00)
                                      =============                                        =============

WEIGHTED AVERAGE SHARES OUTSTANDING      23,818,887                        92,920,000(1)     116,738,887
                                      =============                     =============      =============


       See notes to pro forma condensed financial statements (unaudited).

           ADVANCED MEDIA TRAINING, INC. (NOW KNOWN AS DEMATCO, INC.)
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

On February 6, 2006, Advanced Media Training, Inc., (the "Company), entered into a Letter of Intent with Dematco, Limited, ("Limited"). Under the Letter of Intent, the Company had the 30 day right to, but not the duty, to purchase 8,080,000 shares of Limited's common stock, which equals eight percent (8%) of the total issued and outstanding equity of Limited.

On March 20, 2006, the Company closed the transaction with Limited. Per the agreement, the Company issued 6,464,000 shares of its common stock, restricted as to transfer, for the 8,080,000 shares of Limited. In addition, the Company received an option to purchase all of the remaining issued and outstanding equity of Limited from Limited's shareholders. The option is exercisable up to and including February 28, 2007. The audited financial statements of Limited indicate total assets of approximately $21,000 and a stockholders' deficit of approximately $2,000. Based on the restricted nature and volume of shares issued and Limited's short operating history as a development stage company, we valued the investment in Limited at the par value of the shares issue, $6,464.

During January 2006, the Board of Directors issued 1,200,000 shares (unrestricted) of the Company's common stock to two consultants for services relating to the Letter of Intent. The shares had an aggregate fair market value of $60,000 on the date of issuance and have been recorded as a cost of acquisition.

During August 2006, the Board of Directors approved the exercise of the option to purchase the remaining issued and outstanding shares of Limited, 92,920,000 shares, in a one for one stock exchange.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair value, and the results of Dematco's operations included in the Company's condensed financial statements from the date of acquisition.

The unaudited pro forma condensed balance sheet gives effect to the financial position at November 30, 2006 as if the acquisition occurred at June 1, 2006. Such financial position of the Company is not necessarily indicative of the financial position as it may be in the future, or as it may have been had these events been effective June 1, 2006. The unaudited pro forma condensed statement of operations for the year ended May 31, 2006 gives effect to the results of operations as if the acquisition occurred at June 1, 2005. The unaudited pro forma condensed statement of operations for the six months ended November 30, 2006 gives effect to the results of operations as if the acquisition occurred June 1, 2006. These results are not necessarily indicative of the results of operations of the Company as they may be in the future, or as they might have been had these events been effective at June 1, 2005 and 2006, respectively. The unaudited pro forma condensed financial information should be read in conjunction with the historical financial statements of the Company and Limited and the related notes thereto.

PRO FORMA ADJUSTMENTS FOR THE UNUADITED PRO FORMA CONDENSED BALANCE SHEET AT NOVEMBER 30, 2006:

(1) Reflects the final issuance of the Company's common stock, 92,920,000 shares, in exchange for the remaining 92,920,000 shares of Limited.

(2) Reflects the preliminary purchase price allocation for the acquisition of Limited consisting of assets and liabilities in exchange for 99,384,000 shares of the Company's common stock and $60,000 of services, paid for with 1,200,000 shares of the Company's common stock.

The Company is still in the process of evaluating the fair value of the assets acquired and the liabilities assumed in order to make a final determination of the cost in excess of net assets acquired. Accordingly, the purchase accounting information is preliminary and has been made sole for the purpose of developing such pro forma condensed financial information. Based on current information, the preliminary determination of the cost in excess of net assets acquired should not materially differ from the final determination.


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